DFA INVESTMENT DIMENSIONS GROUP INC.
DIMENSIONAL INVESTMENT GROUP INC.

SUPPLEMENT TO THE CURRENTLY EFFECTIVE
STATEMENTS OF ADDITIONAL INFORMATION

The purpose of this Supplement is to update the Statements of Additional Information (“SAIs”) dated February 28, 2020 (July 1, 2020 for the U.S. Sustainability Targeted Value Portfolio), as supplemented, of each series of DFA Investment Dimensions Group Inc. and Dimensional Investment Group Inc. (each, a “Fund” and collectively, the “Funds”) to incorporate a change to the Board of Directors of each Fund.  Accordingly, the SAIs are revised as follows:

1.	Edward P. Lazear no longer serves as Director of the Funds. Therefore, all references to Mr. Lazear are hereby removed.

The date of this Supplement is December 3, 2020